UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 8, 2006
                                                --------------------------------

         STRATS(SM) Trust For News Corporation Securities, Series 2006-4
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                         (Exact name of issuing entity)

                    Synthetic Fixed-Income Securities, Inc.
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            (Exact name of depositor as specified in its charter)

                    Synthetic Fixed-Income Securities, Inc.
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              (Exact name of sponsor as specified in its charter)


        Delaware                   333-131889                52-2316339
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    (State or other         (Commission File Number         (IRS Employer
    jurisdiction of             of issuing entity)          Identification
     incorporation                                         No. of depositor)
     of depositor)

One Wachovia Center, 301 S. College St. 30th Floor, Charlotte, North Carolina
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(Address of principal executive offices of depositor)

28288
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(Zip Code of depositor)

Depositor's telephone number, including area code (704) 374-6611
                                                 -------------------------------

                                 Not Applicable
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      On September 8, 2006, Synthetic Fixed-Income Securities, Inc. (the "Depositor") caused the issuance of the Fixed Rate Structured Repackaged Asset-Backed Trust Securities (STRATS(SM)) Callable Class A-1 and Class A-2 Certificates, Series 2006-4 (the "Certificates"). The Certificates were issued pursuant to a Base Trust Agreement, dated as of September 8, 2006 (the "Base Trust Agreement"), as supplemented by a Series Supplement, dated as of September 8, 2006 (the "Series Supplement" and together with the Base Trust Agreement, the "Trust Agreement"), by and between the Depositor, as depositor and U.S. Bank Trust National Association, as trustee. The Class A-1 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $33,000,000, were sold to Wachovia Capital Markets, LLC and RBC Dain Raucher Inc. (collectively with Wachovia Capital Markers, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of September 8, 2006, by and between the Depositor and the Underwriters.

      In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of September 8, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of September 8, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 8, 2006                SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                       By:/s/ James Whang
                                          --------------------------------------
                                          Name:  James Whang
                                          Title: Managing Director

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of                                                     Paper (P) or
Regulation S-K                                                     ------------
  Exhibit No.    Description                                      Electronic (E)
  -----------    -----------                                      --------------

5                Legality Opinion of Cadwalader,                       (E)
                 Wickersham & Taft LLP, dated as of September 8,
                 2006.

8                Tax Opinion of Cadwalader, Wickersham                 (E)
                 & Taft LLP, dated as of September 8,
                 2006 (included as part of Exhibit 5).

23               Consent of Cadwalader, Wickersham &                   (E)
                 Taft LLP (included as part of Exhibit 5).